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                                THE DIRECTOR PLUS

                                 ISSUED THROUGH

                              SEPARATE ACCOUNT ONE

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

        SUPPLEMENT DATED MAY 12, 2000 TO THE PROSPECTUS DATED MAY 1, 2000


The second column heading to the Example Table on Page 8 of the prospectus should be deleted and replaced with the following language:

     "If you annuitize your Contract at the end of the applicable time period you would pay the following expenses on a $1000 investment, assuming a 5% annual return on assets. This assumes recapture of the Payment Enhancement:"

The second column heading to the Example Table on Page 9 of the prospectus should be deleted and replaced with the following language:

     "If you annuitize your Contract at the end of the applicable time period you would pay the following expenses on a $1000 investment, assuming a 5% annual return on assets. This assumes recapture of the Payment Enhancement:"

The seventh paragraph under the sub-section entitled "What is the Death Benefit and how is it calculated?" should be deleted and replaced with the following language:

     The Interest Accumulation Value prior to the deceased's date of death or 81st birthday, whichever is earlier, is equal to:

     - Any Premium Payments made, but not including any Payment Enhancements credited;

     -    Minus any partial Surrenders;

     -    Compounded daily at an annual rate of 5%.


                         THE PROSPECTUS FOR THE DIRECTOR PLUS
       DATED MAY 1, 2000 MUST BE ACCOMPANIED BY THIS PROSPECTUS SUPPLEMENT.

HV-
333-91933